                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the registrant /X/
     Filed by a party other than the registrant / /

     Check the appropriate box:

     /X/ Preliminary proxy statement
     / / Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      VANGUARD MONEY MARKET RESERVES, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                      Vanguard Money Market Reserves, Inc.
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

- --------------------------------------------------------------------------------
- ---------------
    (1)Set forth the amount on which the filing fee is calculated and state how it was determined.

                                   VANGUARD

                                 MONEY MARKET
                                   RESERVES


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF
VANGUARD MONEY MARKET RESERVES, INC.

     Notice is hereby given that a Special Meeting of Shareholders of Vanguard Money Market Reserves, Inc. (the "Fund") will be held in Room 118A, Majestic Building, 300 Admiral Nelson Boulevard, Vanguard Financial Center, Malvern, Pennsylvania, on Tuesday, January 17, 1995, at 9:30 A.M., Eastern Standard Time, for the following purposes:

     1. To approve or disapprove an amendment to the Fund's investment limitations relating to the conditions for the lending of securities owned by the Fund's Portfolios.

     2. To consider and act upon any other matters which may properly come before the meeting.

                                           By Order of the Board of Directors
                                           RAYMOND J. KLAPINSKY, Secretary

November   , 1994

- --------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

     PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE
AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO
AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY.
- --------------------------------------------------------------------------------

                                   VANGUARD
                                 MONEY MARKET

                                   RESERVES



                        SPECIAL MEETING OF SHAREHOLDERS
                                JANUARY 17, 1995
                                PROXY STATEMENT

     The enclosed proxy is solicited by and on behalf of the Board of Directors of the Fund. All costs of solicitation (including printing and mailing this proxy statement, meeting notice and form of proxy, as well as any necessary supplementary solicitations) will be paid by the Fund. In addition to the solicitation of proxies by mail, officers and employees of the Fund and The Vanguard Group, Inc. ("Vanguard") may solicit in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting materials to their principals.

     Holders of record at the close of business on November   , 1994, are
entitled to vote at the meeting or at any adjourned session. Each share is entitled to one vote. As of the record date, there were issued and outstanding approximately 00,000,000,000 shares of the Fund's Prime Portfolio, approximately 0,000,000,000 shares of the Federal Portfolio and approximately 0,000,000,000 of the U.S. Treasury Portfolio. This Proxy Statement was mailed to shareholders on
or about November   , 1994.

     Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the persons named as proxies will vote as recommended by the Board of Directors. Proxies may be revoked at any time before they are exercised by the subsequent execution and submission of a revised proxy, by written notice of revocation to the Secretary of the Fund, or by voting in person at the meeting. The mailing address of the Fund is c/o Vanguard Financial Center, 100 Vanguard Boulevard, P.O. Box 2600, Malvern, Pennsylvania 19355.

     SHAREHOLDERS WHO NEED DIRECTIONS TO THE LOCATION OF THE SPECIAL MEETING SHOULD CALL 1-800-852-6999, BETWEEN THE HOURS OF 8:00 A.M. AND 9:00 P.M., EASTERN STANDARD TIME, ON ANY BUSINESS DAY.

                   1. PROPOSAL TO AMEND THE FUND'S INVESTMENT
               LIMITATIONS RELATING TO THE CONDITIONS FOR LENDING
                   SECURITIES OWNED BY THE FUND'S PORTFOLIOS

     Under the Fund's current investment limitations, each Portfolio of the Fund may not "make loans to other persons". The Board of Directors believes that these investment limitations should be amended to permit each Portfolio of the Fund to lend its securities up to a maximum of 33 1/3% of its total assets.

     The Board believes that the proposed amendment will be beneficial to the Fund and its shareholders because it will give each Portfolio additional opportunities to make loans and thereby realize additional income. The risks in lending securities, as with other extensions of credit, consist of possible delay in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, it is expected that these risks can be controlled: (1) by conforming the aggregate and structure of such loans to the guidelines of the Securities and Exchange Commission, which are incorporated into the proposed change to the Fund's investment limitations as set forth below; (2) by limiting such loans to only those banks, brokers, dealers and financial institutions which meet a high standard of creditworthiness; and (3) careful monitoring procedures.

     By way of implementation, the Board of Directors proposes to amend the Fund's fundamental investment limitations by including the following paragraph:

            Each Portfolio of the Fund may lend its investment securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms and the structure of such loans are not inconsistent with the Investment Company Act of 1940, as amended, or the Rules and Regulations or interpretations of the Securities and Exchange Commission thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having a value at all times not less than 100 percent of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e. the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time and (d) the Portfolio receive reasonable interest on the loan (which may include the Portfolio's investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. Each Portfolio of the Fund will not lend securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Portfolio's total assets. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days.

REQUIRED VOTE

     The Board of Directors has considered the proposed amendment to the Fund's investment limitations and believes that the amendment is in the best interests of the Fund's shareholders.

     Approval of the amendment for a Portfolio of the Fund will require the affirmative vote of a majority of the outstanding shares of that Portfolio as such term is defined in Section 2(a)(42) of the Investment Company Act of 1940. The approval of such amendment will constitute a corresponding amendment to the Fund's by-laws, when applicable. If the amendment is not approved by shareholders of a Portfolio, the current investment limitation will remain in effect. THE DIRECTORS RECOMMEND APPROVAL OF THE AMENDMENT.

                               2. OTHER BUSINESS

ADJOURNMENT

     If sufficient votes in favor of the proposal set forth herein are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to such proposal. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposal. They will vote against any such adjournment those proxies required to be voted against such proposal. The Fund pays the costs of any additional solicitation and of any adjourned session.

OTHER MATTERS

     The Board of Directors knows of no other business to be brought before the meeting. However, if any other matters come before the meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy. Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether matters to be voted upon at the meeting have been approved.

     Please refer to the Proxy Statement discussion of this matter. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

- --------------------------------------------------------------------------------

1. To approve an amendment to the Fund's investment limitations relating to the conditions for the lending of securities owned by the Fund's Portfolios.